                        SMITH BARNEY INVESTMENT SERIES

                        SUPPLEMENT DATED MARCH 22, 2004
             TO THE PROSPECTUSES OF THE PORTFOLIOS INDICATED BELOW

   Effective March 22, 2004, the following is added under the heading "Management" in the Prospectus for each of the Funds listed below:

   In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

   The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the funds' distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.
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
   Smith Barney Growth and Income Portfolio................ February 27, 2004
   Smith Barney Premier Selections All Cap Growth Portfolio February 27, 2004
   Smith Barney Large Cap Core Portfolio................... February 27, 2004
   SB Government Portfolio................................. February 27, 2004


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